SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant	[ ]

Check the appropriate box:
[ ] Preliminary Proxy Statement	[ ] Confidential, For Use of the Commission
Only (as permitted by Rule 14a-6(e)(2))
[ ] Definitive Proxy Statement
[X] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12
------------------------------------------------------------------------------------------------------------------------------------------------------------
Eaton Vance Municipals Trust
(on behalf of Eaton Vance Colorado Municipal Income Fund and Eaton Vance Louisiana Municipal Income Fund)

Eaton Vance Municipals Trust II
(on behalf of Eaton Vance Insured Municipal Income Fund and Eaton Vance Kansas Municipal Income Fund)

(Name of Registrant as Specified in Its Charter)
------------------------------------------------------------------------------------------------------------------------------------------------------------
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i) (1) and 0-11.

(1) Title of each class of securities to which transaction applies:
------------------------------------------------------------------------------------------------------------------------------------------------------------

(2) Aggregate number of securities to which transaction applies:
------------------------------------------------------------------------------------------------------------------------------------------------------------

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
------------------------------------------------------------------------------------------------------------------------------------------------------------

(4) Proposed maximum aggregate value of transaction:
------------------------------------------------------------------------------------------------------------------------------------------------------------

(5) Total fee paid:
------------------------------------------------------------------------------------------------------------------------------------------------------------

[ ] Fee paid previously with preliminary materials.
------------------------------------------------------------------------------------------------------------------------------------------------------------

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1) Amount previously paid:
------------------------------------------------------------------------------------------------------------------------------------------------------------

(2) Form, Schedule or Registration Statement No.:
------------------------------------------------------------------------------------------------------------------------------------------------------------

(3) Filing Party:
------------------------------------------------------------------------------------------------------------------------------------------------------------

(4) Date Filed:
------------------------------------------------------------------------------------------------------------------------------------------------------------

EATON VANCE COLORADO MUNICIPAL INCOME FUND
EATON VANCE INSURED MUNICIPAL INCOME FUND
EATON VANCE KANSAS MUNICIPAL INCOME FUND
EATON VANCE LOUISIANA MUNICIPAL INCOME FUND

Two International Place
Boston, MA 02110

We recently sent you proxy materials regarding a joint Special Meeting of Shareholders scheduled to be held on October 15, 2010. Our records indicate that we have not received your vote. We urge you to vote as soon as possible so we can obtain a sufficient number of votes to hold the meeting. By voting now you will help save on the cost of additional mailings and calls to shareholders.

Please Vote Today!

You may think your vote is not important, but your participation is critical to hold the meeting, so please vote immediately. We urge you to vote your proxy now. You and all other Fund shareholders will benefit from your cooperation.

The Board of Trustees recommends a vote “FOR” the proposal to approve an Agreement and Plan of Reorganization to merge your Fund into Eaton Vance National Municipal Income Fund, as detailed in your proxy statement. A copy of the proxy statement is available by calling the toll free number shown below.

1-800-714-3305

EATON VANCE COLORADO MUNICIPAL INCOME FUND
EATON VANCE INSURED MUNICIPAL INCOME FUND
EATON VANCE KANSAS MUNICIPAL INCOME FUND
EATON VANCE LOUISIANA MUNICIPAL INCOME FUND

Two International Place
Boston, MA 02110

We recently sent you proxy materials regarding a joint Special Meeting of Shareholders scheduled to be held on October 15, 2010. Our records indicate that we have not received your vote. We urge you to vote as soon as possible so we can obtain a sufficient number of votes to hold the meeting. By voting now you will help save on the cost of additional mailings and calls to shareholders.

Please Vote Today!

You may think your vote is not important, but your participation is critical to hold the meeting, so please vote immediately. We urge you to vote your proxy now. You and all other Fund shareholders will benefit from your cooperation.

The Board of Trustees recommends a vote “FOR” the proposal to approve an Agreement and Plan of Reorganization to merge your Fund into Eaton Vance National Municipal Income Fund, as detailed in your proxy statement. A copy of the proxy statement is available by calling the toll free number shown below.

1-800-714-3305